UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2006

STOCKGROUP INFORMATION SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation)

000-23687
(Commission File Number)

84-1379282
(IRS Employer Identification No.)

500-750 West Pender Street, Vancouver, British Columbia, Canada, V6C 2T7
(Address of principal executive offices and Zip Code)

604-331-0995
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 18, 2006 we announced the appointed of Mr. Thomas Baker and Steve Zacharias to the Board of Directors.

Item 9.01 Financial Statements and Exhibits

Exhibits

99.1 News Release of Stockgroup Information Systems Inc. dated July 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STOCKGROUP INFORMATION SYSTEMS INC.

By: /s/ Susan Lovell

Susan Lovell
Chief Financial Officer
Date: July 18, 2006